--------------------------------------------------------------------------------

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                                                            FPA NEW INCOME, INC.

                                          Semi-Annual Report

        LOGO
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          March 31, 1997

                             OFFICERS AND DIRECTORS






DIRECTORS

Donald E. Cantlay
DeWayne W. Moore
Lawrence J. Sheehan
Kenneth L. Trefftzs





OFFICERS

Robert L. Rodriguez, President and
   Chief Investment Officer
Julio J. de Puzo, Jr., Executive Vice President
Eric S. Ende, Vice President
Janet M. Pitman, Vice President
J. Richard Atwood, Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas, Assistant Treasurer



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000






This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

   This Semi-Annual Report covers the six-month period ended March 31, 1997. Your Fund's net asset value (NAV) closed at $10.93. Income dividends of $0.17 were paid on October 15, 1996, and January 6, 1997, to holders of record on September 30 and December 31, 1996, respectively. The January payment also included a $0.05 short-term capital gains distribution.

   The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                AVERAGE ANNUAL TOTAL RETURN
                                PERIODS ENDED MARCH 31, 1997
                                ----------------------------
                                1 YEAR    5 YEARS   10 YEARS
                                ------    -------   --------
FPA New Income, Inc.
  (NAV).....................     6.83%*    8.63%*    9.66%*
FPA New Income, Inc.
  (Net of Sales Charge).....     2.02%++   7.63%++   9.16%++
Lipper "A" Rated Corporate
  Debt Fund Average.........     4.23%     6.96%     7.78%
Lehman Brothers Government/
  Corporate Bond Index......     4.46%     7.32%     8.13%

     The Fund's total rate of return for the six months was 3.25%* versus 2.22% and 2.17% for the Lipper Average and the Lehman Index, respectively. For the calendar year ended December 31, 1996, total returns were: FPA New Income, Inc., 7.12%*; Lipper Average, 2.49%; and the Lehman Index, 2.90%. We would like to point out that we are using a new Lipper Average since the previous one was discontinued. We selected the "A" Rated Corporate Debt Fund Average since it was the closest in structure to that of your Fund. The long-term returns were also very close to those of the previous Average.

COMMENTARY

     Calendar 1996 proved to be a difficult year for the bond market. Yields rose approximately 70 to 80 basis points for the two- to thirty-year segments of the yield curve. Since September 30, yields have moved up 30 basis points in a parallel fashion for all maturity segments. Expectations of weaker, then stronger, economic growth buffeted the bond market. Your Fund managed to migrate through this volatile period reasonably well. As longer term yields moved past the 7% level, we began to extend maturities and durations. Since September, the average portfolio duration has increased from 4.14 years to 4.87 years.

     The best performing areas of the bond market, other than short-term securities, have been mortgage-backed securities and high-yield bonds. We are at a relatively low exposure to high-yield bonds. We do not like their valuations, since their yield spreads over similar maturity Treasury bonds are quite narrow. We feel that we are not being compensated sufficiently for the higher credit risk. Despite such limitations, we did add selectively in this area. We have increased the portfolio's exposure to mortgage securities because we believe they are one of the few areas still providing some measure of value. Approximately 89% of the government/agency securities or 51% of the portfolio are agency mortgage-backed securities. An additional 4% is invested in AAA mortgage-backed securities. We have continued to add to our mortgage "Z" bond position. These are very long duration securities that provide very attractive yields in the 8.25% to 8.50% range. They represent 77% of the total derivatives exposure of 11%.

     During the first quarter of calendar 1997, your Fund continued its historical trend of generating positive total returns during periods when the bond market experiences negative total returns. Your Fund's total return was a positive 0.56%* while both the Lehman Index and Lipper Average were a negative 0.86%. Your Fund was able to achieve this positive relative performance because it was maintaining a somewhat shorter portfolio duration as well as keeping a "barbell" maturity structure. The "barbell" strategy entails offsetting longer maturity bonds with higher levels of short-term liquidity. At March 31, short-term liquidity, or securities with maturities of less than one year, totaled almost 25% of total assets. We will deploy this liquidity when interest rates rise more, credit quality spreads expand or stock prices decline sufficiently to create some attractive convertible and straight bond investment opportunities.

     Long-term Treasury yields are now above the 7% level, which is towards the higher end of a 6.25% to


---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 4.50% of the offering price

7.50% range that we have been writing about for the last three years. This recent rise has been fueled by investors' fears of accelerating economic growth. In our last shareholder letter, we expressed our opinion that economic growth was likely to come in at higher-than-consensus expectations. Since then, consumer confidence has risen to its highest level in 25 years and we are at record levels of employment as a percentage of the adult population. The initial estimate for first quarter GDP growth was recently reported at 5.6%, the highest in nine years. This strength now increases the probability that the Fed will raise short-term rates further. It would not surprise us to see another 50 basis point rise in the Federal Funds rate, in addition to the initial rise of 25 basis points on March 25. The debate continues as to whether we can have strong economic growth without any real acceleration in inflation. We still believe the pressures are building in terms of wage inflation and rising unit labor costs. The most recent data on wage inflation shows that it grew at a 4% rate over the past year. Our last shareholder letter argued that benefits inflation was on the verge of accelerating due to rising medical costs. In a January Foster Higgins survey of employers, it was reported that employers expect their average employee health costs to rise about 4% in 1997, after increasing just 2.5% in 1996. More troubling is that they expect costs to accelerate at a 10% rate in 1998.

     Fears of accelerating economic growth and rising inflation are likely to keep longer term interest rates above the 7% level for a period of time. The magnitude of increase and the length of time that yields stay above 7% will be heavily influenced by the dimension of recovery of our foreign trading partners' economies and the continued growth of our own. Both of these will be especially important in the second half of 1997. We view this positively since we see fear as one of the key elements in creating attractive buying opportunities.

     Our attention is still focused on the budgetary talks. Today, a tentative agreement has been reached on achieving a balanced budget by the year 2002. While no real details have been released yet, the details are the key. Previously proclaimed balanced budget agreements have been based on assumptions that are too optimistic. The President's most recent budget proposal would achieve its balance in 2002, with 99% of the cuts occurring in the final two years, after he has left office. Our initial analysis indicates that economic growth has to continue unabated throughout this entire period, that is, no recession can take place. Should this occur, the current economic expansion will have lasted more than 50% longer than the longest on record. We also want to see how this budget deals with the growth in entitlement spending. This has been an extremely contentious issue so that we are a little suspicious that major changes could be achieved so easily. Finally, we want to examine how other areas of the budget are dealt with, in particular, defense spending. We have witnessed negative real growth in this area since 1986. If this budget assumes the same, as in previous proposals, then by 2002 we will have witnessed sixteen years of virtually no real (adjusted for inflation) growth. The last time this occurred was after WW I. We hope that this is real budgetary reform, but we still maintain a high level of skepticism until we see the finer elements of this package. A fixed income investor must maintain a more cautious attitude towards investing since, with bonds unlike stocks, you cannot grow your way out of a problem.

     We are patiently waiting before we deploy more liquidity into longer term securities. A higher level of yields will be required before this is done. We thank you for your continued support and investment in FPA New Income, Inc.

Respectfully submitted,



/s/  Robert L. Rodriguez
--------------------------------
Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer

May 2, 1997

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 1997


                                                                                              Principal
                                                                                               Amount
                                                                                             -----------
NET PURCHASES
NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Mortgage Corporation (PAC-REMIC) --7% 2008................................ $ 1,690,000
Federal Home Loan Mortgage Corporation (PAC-REMIC) --7 1/2% 2021 (1)........................   4,500,000
Federal Home Loan Mortgage Corporation (PAC-REMIC) --7 1/2% 2022 (1)........................   1,600,000
Federal Home Loan Mortgage Corporation (PAC-REMIC) --9 1/2% 2019 (1)........................   8,386,815
Federal Home Loan Mortgage Corporation (REMIC) --7% 2008....................................   3,574,513
Federal Home Loan Mortgage Corporation (REMIC) --7 1/2% 2007 (1)............................   2,500,000
Federal Home Loan Mortgage Corporation (REMIC) --7 1/2% 2018 (1)............................   5,424,322
Federal National Mortgage Association (15 YR) --7% 2012 (1).................................   9,914,094
Federal National Mortgage Association (REMIC) --7% 2008.....................................   4,015,933
Federal National Mortgage Association (REMIC) --7 1/2% 2010 (1).............................   8,797,529
Federal National Mortgage Association (REMIC) --7 1/2% 2024 ("Z")...........................   6,681,776
Federal National Mortgage Association (REMIC) --7 1/2% 2026 ("Z") (1).......................   9,739,736
Federal National Mortgage Association (REMIC) --8% 2022 (1).................................   5,847,012
Government National Mortgage Association II --8% 2027 (1)...................................   9,879,826
Home Mac Mortgage Securities Corporation (CMO) --9.15% 2019.................................   3,106,155
Michaels Stores, Inc. --10 7/8% 2006 (1)....................................................   5,000,000
Residential Funding Mortgage Securities (REMIC) --7% 2023 (1)...............................   4,108,928
Residential Funding Mortgage Securities (REMIC) --7 3/4% 2026 (1)...........................   5,000,000
Trump Atlantic City Associates --11 1/4% 2006...............................................   1,300,000
U.S. Treasury Notes --5 3/4% 1998 (1).......................................................   8,000,000

CONVERTIBLE BONDS & DEBENTURES
Alexander Haagen Properties, Inc. (Class "A") --7 1/2% 2001................................. $ 2,535,000
Alexander Haagen Properties, Inc. (Class "B") --7 1/2% 2001.................................     525,000
Charming Shoppes, Inc. --7 1/2% 2006........................................................   3,500,000
Michaels Stores, Inc. --6 3/4% 2003 (1).....................................................   2,000,000


NET SALES
NON-CONVERTIBLE BONDS & DEBENTURES
Aztar Corporation --11% 2002 (2)............................................................ $   500,000
Federal Home Loan Mortgage Corporation (CMO) --7% 2020 (2)..................................  16,060,000
Federal Home Loan Mortgage Corporation (CMO) --8% 2010......................................     659,369
Federal National Mortgage Association (PAC-REMIC) --8 1/2% 2025.............................   2,690,888
Green Tree Financial Corporation (CMO) --6.9% 2004..........................................     564,351


--------------
(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 1997

                                                                          Principal
BONDS & DEBENTURES                                                         Amount          Cost           Value
---------------------------------------------------------------------    -----------    -----------    -----------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 51.4%
Federal Home Loan Bank (Indexed Notes) --6.55% 2003...................   $ 6,500,000    $ 6,437,505    $ 6,441,094
Federal Home Loan Mortgage Corporation (CMO)
  --8% 2010 ..........................................................         8,704          8,748          8,693
  --8 1/2% 2024 ......................................................     5,000,000      5,031,250      5,018,750
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008 ..........................................................     9,390,000      9,317,931      9,156,553
  --7 1/2% 2021 ......................................................     4,500,000      4,556,953      4,457,813
  --7 1/2% 2022 ......................................................     1,600,000      1,580,000      1,516,000
  --9 1/2% 2019 ......................................................     8,386,815      8,531,619      8,525,722
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020 ......................................................     4,171,384        565,060        552,708
  --7% 2020 ..........................................................     8,000,000      1,734,741      2,017,500
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 ......................................................    16,722,123      2,521,524      2,544,898
  --6 1/2% 2023 ......................................................    10,326,311      1,399,583      1,448,910
Federal Home Loan Mortgage Corporation (REMIC)
  --6 1/2% 2018 ......................................................     1,500,000      1,527,187      1,440,000
  --7% 2003 ..........................................................     2,600,000      2,652,000      2,578,875
  --7% 2007 ..........................................................     6,248,912      6,174,706      6,082,925
  --7% 2008 ..........................................................    16,795,602     16,653,729     16,251,041
  --7% 2023 ..........................................................     5,000,000      4,487,500      4,493,750
  --7 1/2% 2007 ......................................................     2,500,000      2,507,812      2,504,687
  --7 1/2% 2018 ......................................................     5,424,322      5,416,694      5,385,335
  --7 1/2% 2026 ("Z") ................................................     7,778,196      6,925,367      6,951,763
  --10.15% 2006 ......................................................        80,471        169,066         80,597
Federal National Mortgage Association (15 YR) --7% 2012 ..............     9,914,094      9,974,508      9,743,695
Federal National Mortgage Association (REMIC)
  --7% 2008 ..........................................................     9,750,787      9,640,045      9,408,259
  --7% 2023 ..........................................................     6,406,075      6,213,893      6,005,695
  --7% 2024 ("Z") ....................................................     9,683,624      7,603,869      7,731,769
  --7 1/2% 2010 ......................................................     8,797,529      8,770,037      8,819,523
  --7 1/2% 2024 ("Z") ................................................    14,654,063     13,257,876     13,279,175
  --7 1/2% 2026 ("Z") ................................................     9,739,736      8,597,465      8,443,134
  --8% 2011 ..........................................................     2,000,000      2,010,000      2,002,500
  --8% 2022 ..........................................................     5,847,012      5,843,357      5,730,072
Federal National Mortgage Association (PAC-IO-REMIC)
  --6 1/2% 2009 ......................................................    10,179,699      1,469,073      1,520,593
  --6 1/2% 2020 ......................................................     6,000,000      1,233,586      1,224,375
  --7% 2004 ..........................................................     1,635,131        278,068        288,192
  --7% 2017 ..........................................................     9,914,724        793,640      1,075,128

                            PORTFOLIO OF INVESTMENTS

                                                           Principal
BONDS & DEBENTURES--CONTINUED                                Amount           Cost            Value
------------------------------------------------------    ------------    ------------    ------------
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007 ..........................................    $  2,194,785    $  2,170,094    $  2,136,486
  --7 3/4% 2023 ......................................       3,500,000       3,215,625       3,506,563
  --8% 2023 ..........................................       6,590,000       6,540,575       6,602,356
  --8 1/2% 2024 ......................................       1,687,000       1,708,615       1,695,435
  --8 1/2% 2025 ......................................       8,309,112       8,351,602       8,314,305
Government National Mortgage Association --7 1/2% 2023         810,656         775,190         794,696
Government National Mortgage Association II --8% 2027        9,879,826      10,024,936       9,886,001
Government National Mortgage Association (MH)
  --7 1/2% 2002 ......................................         263,871         276,404         264,696
  --8 1/4% 2006-7 ....................................         671,735         705,120         689,368
  --8 3/4% 2006 ......................................       1,333,442       1,379,082       1,385,946
  --8 3/4% 2011 ......................................       1,620,095       1,674,773       1,679,836
  --9% 2010-11 .......................................       3,182,927       3,342,772       3,318,201
  --9 1/4% 2010-11 ...................................       1,351,978       1,424,042       1,416,197
  --9 3/4% 2005-6 ....................................       3,428,613       3,657,215       3,625,758
  --9 3/4% 2012-13 ...................................       1,451,732       1,563,774       1,535,207
  --10 1/4% 2003-5 ...................................         585,851         596,548         629,790
  --10 3/4% 1999-2001 ................................         593,837         624,608         643,200
Government National Mortgage Association (PL)
  --10 1/4% 2017 .....................................         938,357       1,018,118         997,004
Government National Mortgage Association (REMIC)
  --7.99125% 2010 ....................................       3,124,950       3,124,950       3,132,762
                                                                          ------------    ------------
                                                                          $216,058,435    $214,983,531
                                                                          ------------    ------------
OTHER U.S. GOVERNMENT & AGENCIES -- 6.3%
Tennessee Valley Authority --8 3/8% 1999 .............    $  3,400,000    $  3,222,781    $  3,515,812
U.S. Small Business Administration --9.8% 1998 .......         266,642         268,216         269,725
U.S. Treasury Notes --5 3/4% 1998 ....................       8,000,000       7,956,875       7,920,000
U.S. Treasury Notes --8 1/4% 2005 ....................       1,800,000       1,706,250       1,869,750
U.S. Treasury Notes Strip --0% 2009 ..................      31,000,000      11,646,971      12,917,700
                                                                          ------------    ------------
                                                                          $ 24,801,093    $ 26,492,987
                                                                          ------------    ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 57.7% ............                    $240,859,528    $241,476,518
                                                                          ------------    ------------
U.S. GOVERNMENT & AGENCY RELATED -- 2.6%
Home Mac Mortgage Securities Corporation (CMO)
  --9.15% 2019 (backed by U.S. Government
  Agency bonds) ......................................    $  3,597,147    $  3,568,996    $  3,628,622
Kidder Peabody Mortgage Assets (CMO)--8.45% 2018
  (backed by U.S. Government Agency Bonds) ...........       2,162,794       2,151,980       2,162,794
Republic of Turkey Trust Certificates--0% 1998 .......       3,000,000       2,588,570       2,709,540
State of Israel Trust Certificates--0% 1998 ..........       2,785,000       2,422,573       2,515,356
                                                                          ------------    ------------
                                                                          $ 10,732,119    $ 11,016,312
                                                                          ------------    ------------

                            PORTFOLIO OF INVESTMENTS

                                                                            Principal
BONDS & DEBENTURES--CONTINUED                                                Amount           Cost          Value
----------------------------------------------------------------------     -----------    ------------   ------------
MORTGAGE BONDS
ASSET BACKED -- 2.4%
Green Tree Financial Corporation (CMO) --6.9% 2004....................     $ 5,742,130    $  5,685,147   $  5,740,336
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012 ........................................................       4,100,000       4,105,516      4,161,500
  --9.2% 2011 ........................................................         135,926         135,289        137,922
  --9.7% 2008 ........................................................          10,586          10,743         10,553
                                                                                          ------------   ------------
                                                                                          $  9,936,695   $ 10,050,311
                                                                                          ------------   ------------
MORTGAGE BACKED -- 2.2%
Residential Funding Mortgage Securities (REMIC)
  --7% 2023...........................................................     $ 4,108,928    $  4,109,570   $  4,103,792
  --7 3/4% 2026 ......................................................       5,000,000       5,078,125      4,990,625
                                                                                          ------------   ------------
                                                                                          $  9,187,695   $  9,094,417
                                                                                          ------------   ------------
TOTAL MORTGAGE BONDS -- 4.6% .........................................                    $ 19,124,390   $ 19,144,728
                                                                                          ------------   ------------

CORPORATE BONDS & DEBENTURES
Busse Broadcasting Corporation --11 5/8% 2000.........................     $ 3,250,000    $  3,176,600    $ 3,371,875
Genesco Inc. --10 3/8% 2003 ..........................................       1,000,000         980,000      1,025,000
Michaels Stores, Inc. --10 7/8% 2006 .................................       5,000,000       4,386,113      5,137,500
Oregon Steel Mills, Inc. --11% 2003 ..................................       1,000,000       1,000,000      1,067,500
Plantronics, Inc. --10% 2001 .........................................       3,248,000       3,299,575      3,361,680
RJR Nabisco Incorporated --8 5/8% 2002 ...............................         500,000         467,750        503,750
Trump Atlantic City Associates --11 1/4% 2006 ........................       7,300,000       7,155,375      6,606,500
                                                                                          ------------   ------------
TOTAL CORPORATE BONDS & DEBENTURES -- 5.1% ...........................                    $ 20,465,413   $ 21,073,805
                                                                                          ------------   ------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 70.0% ....................                    $291,181,450   $292,711,363
                                                                                          ------------   ------------

CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 5.0%
Alexander Haagen Properties, Inc. (Class "A")--7 1/2% 2001............     $ 3,600,000    $  3,256,088   $  3,384,000
Alexander Haagen Properties, Inc. (Class "B")--7 1/2% 2001 ...........       1,925,000       1,724,187      1,790,250
Charming Shoppes, Inc. --7 1/2% 2006 .................................       6,500,000       6,393,250      6,532,500
DRS Technologies, Inc. --8 1/2% 1998 .................................         852,000         615,979        854,130
DRS Technologies, Inc. --9% 2003 .....................................       2,000,000       2,000,000      2,360,000
Fabri-Centers of America, Inc.--6 1/4% 2002 ..........................       3,631,000       2,762,010      3,449,450
Michaels Stores, Inc.--6 3/4% 2003 ...................................       2,000,000       1,630,000      1,725,000
Quantum Health Resources, Inc.--4 3/4% 2000 ..........................       1,000,000         776,250        900,000
                                                                                          ------------   ------------
                                                                                          $ 19,157,764   $ 20,995,330
                                                                                          ------------   ------------

                            PORTFOLIO OF INVESTMENTS

                                                                             Shares or
                                                                             Principal
CONVERTIBLE SECURITIES--CONTINUED                                             Amount           Cost            Value
----------------------------------------------------------------------      -----------     ------------    ------------
CONVERTIBLE PREFERRED STOCKS -- 0.6%
Integon Corporation ..................................................           30,000     $  1,500,000    $  1,515,000
Network Imaging Corporation ..........................................           75,000        1,400,000       1,068,750
                                                                                            ------------    ------------
                                                                                            $  2,900,000    $  2,583,750
                                                                                            ------------    ------------
TOTAL CONVERTIBLE SECURITIES -- 5.6% .................................                      $ 22,057,764    $ 23,579,080
                                                                                            ------------    ------------
LIMITED PARTNERSHIP -- 0.0%
Jewel Recovery L.P. ..................................................           18,594     $      9,297    $      9,297
                                                                                            ------------    ------------
SHORT-TERM INVESTMENTS -- 6.1%
Federal National Mortgage Association (Floating Rate)
  -- 5.59% 5/25/99....................................................      $ 5,000,000     $  4,992,500    $  4,992,660
Private Export Funding Corp. (Floating Rate)
  -- 5.69% 2/28/99 ...................................................       11,250,000       11,248,875      11,210,625
U.S. Treasury Notes -- 6 7/8% 4/30/97 ................................        9,500,000        9,650,234       9,505,937
                                                                                            ------------    ------------
                                                                                            $ 25,891,609    $ 25,709,222
                                                                                            ------------    ------------
TOTAL INVESTMENT SECURITIES -- 81.7% .................................                      $339,140,120    $342,008,962
                                                                                            ============    ------------

OTHER SHORT-TERM INVESTMENTS -- 18.5% Short-term Corporate Notes:
  AT&T Corp. --5.22% 4/1/97...........................................      $ 9,000,000                     $  9,000,000
  General Electric Capital Corp. --5.49% 4/2/97 ......................        2,373,000                        2,372,638
  Exxon Asset Management Company --5.3% 4/4/97 .......................       20,532,000                       20,522,932
  American Express Credit Corporation --5.27% 4/9/97 .................        3,809,000                        3,804,539
  Ford Motor Credit Corporation --5.28% 4/9/97 .......................        1,985,000                        1,982,671
  American General Finance Corporation --5.29% 4/10/97 ...............       13,000,000                       12,982,808
  General Electric Capital Services, Inc. --5.31% 4/16/97 ............       17,544,000                       17,505,184
  American Express Credit Corporation --5.33% 4/28/97 ................        1,917,000                        1,909,337
  American General Finance Corporation --5.32% 4/28/97 ...............        7,000,000                        6,972,070
State Street Bank Repurchase Agreement--5% 4/1/97
  (Collateralized by U.S. Treasury Notes--12% 2013,
  market value $409,697) .............................................          399,000                          399,055
                                                                                                            ------------
                                                                                                            $ 77,451,234
                                                                                                            ------------
TOTAL INVESTMENTS -- 100.2% ..........................................                                      $419,460,196
Liabilities less other assets -- (0.2%) ..............................                                        (1,001,939)
                                                                                                            ------------
TOTAL NET ASSETS -- 100% .............................................                                      $418,458,257
                                                                                                            ============



See notes to financial statements

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1997



ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $339,140,120) ...........................................    $342,008,962
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) ..........................................      77,451,234    $419,460,196
                                                                                    ------------
  Cash .........................................................................                              79
  Receivable for:
    Interest ...................................................................    $  3,646,689
    Capital Stock sold .........................................................       3,442,226       7,088,915
                                                                                    ------------    ------------
                                                                                                    $426,549,190


LIABILITIES
  Payable for:
    Investment securities purchased ............................................    $  6,506,952
    Capital Stock repurchased ..................................................       1,309,493
    Advisory fees ..............................................................         176,208
    Accrued expenses and other liabilities .....................................          98,280       8,090,933
                                                                                    ------------    ------------

NET ASSETS -- equivalent to $10.93 per share on 38,301,606
  shares of Capital Stock outstanding ..........................................                    $418,458,257
                                                                                                    ============


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 38,301,606 shares ..........................                    $    383,016
  Additional Paid-in Capital ...................................................                     408,284,789
  Undistributed net realized gains on investments ..............................                         295,310
  Undistributed net investment income ..........................................                       6,626,300
  Unrealized appreciation of investments .......................................                       2,868,842
                                                                                                    ------------
  Net assets at March 31, 1997 .................................................                    $418,458,257
                                                                                                    ============






See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 1997


INVESTMENT INCOME
    Interest ...................................................                     $13,318,656
    Dividends ..................................................                         133,125
                                                                                     -----------
                                                                                     $13,451,781

EXPENSES
    Advisory fees ..............................................     $   947,391
    Registration fees ..........................................          79,937
    Transfer agent fees and expenses ...........................          60,874
    Custodian fees and expenses ................................          25,395
    Directors' fees and expenses ...............................          14,340
    Audit fees .................................................          11,520
    Postage ....................................................           7,653
    Reports to shareholders ....................................           4,786
    Insurance ..................................................           4,481
    Legal fees .................................................           3,515
    Other expenses .............................................          13,751       1,173,643
                                                                     -----------     -----------
            Net investment income ..............................                     $12,278,138
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)     $35,210,040
    Cost of investment securities sold .........................      34,875,718
                                                                     -----------
        Net realized gain on investments .......................                     $   334,322

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period .............     $ 4,250,868
    Unrealized appreciation at end of period ...................       2,868,842
                                                                     -----------
        Decrease in unrealized appreciation of investments .....                      (1,382,026)
                                                                                     -----------

            Net realized and unrealized loss on investments ....                     $(1,047,704)
                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................                     $11,230,434
                                                                                     ===========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                Six Months Ended                      Year Ended
                                                 March 31, 1997                    September 30, 1996
                                         -------------------------------     ------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income .............    $  12,278,138                       $ 16,907,824
  Net realized gain on investments ..          334,322                          1,950,447
  Decrease in unrealized
    appreciation of investments .....       (1,382,026)                        (1,156,591)
                                         -------------                       ------------
Increase in net assets resulting
  from operations ...................                      $  11,230,434                      $  17,701,680
Distributions to shareholders from:
  Net investment income .............    $ (10,995,711)                      $(14,518,692)
  Net realized capital gains ........       (1,692,535)      (12,688,246)      (3,355,550)      (17,874,242)
                                         -------------                       ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold ..    $ 108,866,220                       $157,921,206
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ..        8,731,914                         12,754,692
  Cost of Capital Stock repurchased .      (35,978,992)       81,619,142      (39,224,350)      131,451,548
                                         -------------     -------------     ------------     -------------
Total increase in net assets ........                      $  80,161,330                      $ 131,278,986

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $5,343,873 and $2,954,741 ......                        338,296,927                        207,017,941
                                                           -------------                      -------------
End of period, including
  undistributed net investment income
  of $6,626,300 and $5,343,873 ......                      $ 418,458,257                      $ 338,296,927
                                                           =============                      =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ........                          9,948,693                         14,518,767
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions .................                            806,149                          1,178,442
Shares of Capital Stock repurchased .                         (3,283,184)                        (3,608,711)
                                                           -------------                      -------------
Increase in Capital Stock outstanding                          7,471,658                         12,088,498
                                                           =============                      =============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                           Six
                                                         Months
                                                          Ended
                                                          March                Year Ended September 30,
                                                           31,    -------------------------------------------------
                                                          1997      1996      1995      1994       1993      1992
                                                        --------  --------  --------  --------   -------   --------
Per share operating performance:
Net asset value at beginning of period...............   $  10.97  $  11.05  $  10.52  $  11.32   $ 10.90   $  10.47
                                                        --------  --------  --------  --------   -------   --------
Net investment income................................   $   0.34  $   0.68  $   0.67  $   0.68   $  0.70   $   0.73
Net realized and unrealized gain (loss) on
  investment securities..............................       0.01      0.06      0.55     (0.51)     0.49       0.66
                                                        --------  --------  --------  --------   -------   --------
Total from investment operations.....................   $   0.35  $   0.74  $   1.22  $   0.17   $  1.19   $   1.39
                                                        --------  --------  --------  --------   -------   --------
Less distributions:
  Dividends from net investment income...............   $  (0.34) $  (0.66) $  (0.69) $  (0.70)  $ (0.70)  $  (0.76)
  Distributions from net realized
    capital gains....................................      (0.05)    (0.16)       --     (0.27)    (0.07)     (0.20)
                                                        --------  --------  --------  --------   -------   --------
  Total distributions................................   $  (0.39) $  (0.82) $  (0.69) $  (0.97)  $ (0.77)  $  (0.96)
                                                        --------  --------  --------  --------   -------   --------
Net asset value at end of period.....................   $  10.93  $  10.97  $  11.05  $  10.52   $ 11.32   $  10.90
                                                        ========  ========  ========  ========   =======   ========

Total investment return*.............................      3.25%     7.00%    12.14%     1.60%    11.42%     14.10%
Ratios/supplemental data:
Net assets at end of period (in $000's)..............    418,458   338,297   207,018   122,708   115,062     80,489
Ratio of expenses to average net assets..............      0.61%+    0.63%     0.68%     0.74%     0.73%      0.78%
Ratio of net investment income to
  average net assets.................................      6.35%+    6.44%     6.50%     6.41%     6.48%      7.17%
Portfolio turnover rate..............................        26%+      16%       31%       39%       41%        22%


-------------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 1997 is not annualized.

+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

        Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.  Federal Income Tax

        No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

        Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $139,700,526 for the six months ended March 31, 1997. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at March 31, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997


assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

    For the six months ended March 31, 1997, the Fund paid aggregate fees of $14,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

    For the six months ended March 31, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $73,355 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

    On March 31, 1997, the Board of Directors declared a dividend from net investment income of $0.17 per share payable April 15, 1997 to shareholders of record on March 31, 1997. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 1997.